Exhibit 4.2

NUMBER
LADR
COMMON STOCK
LC
LADDER
CAPITAL
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SHARES
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 505743 10 4
THIS CERTIFIES THAT
SPECIMEN
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF
LADDER CAPITAL CORP
transferable only on the books of the Corporation by the holder hereof in person or by Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
IN WITNESS whereof, the facsimile signatures of the Corporation’s duly authorized officers.
Dated:
CHAIRMAN OF THE BOARD OF DIRECTORS
GENERAL COUNSEL, SECRETARY AND CO-HEAD OF SECURITIZATION
© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
BY
TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM – as tenants in common
UNIF GIFT MIN ACT– Custodian
TEN ENT – as tenants by the entireties
(Cust) (Minor)
JT TEN – as joint tenants with right of survivorship and not as tenants in common under Uniform Gifts to Minors
Act (State)
Additional abbreviations may also be used though not in the above list.
For value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE
Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.